Vanguard® Target Retirement 2070 Fund
Schedule of Investments (unaudited)
As of June 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Investment Companies (99.8%)
U.S. Stock Fund (53.9%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	1,794,082	438,384
International Stock Fund (35.9%)
	Vanguard Total International Stock Index Fund Investor Shares	15,115,033	292,325
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	6,085,289	56,958
International Bond Fund (3.0%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	931,374	24,346
Total Investment Companies (Cost $724,793)			812,013
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 5.380% (Cost $1,046)	10,458	1,046
Total Investments (99.9%) (Cost $725,839)			813,059
Other Assets and Liabilities—Net (0.1%)			437
Net Assets (100%)			813,496
Cost is in $000.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
The fund had no open futures contracts at June 30, 2024.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At June 30, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jun. 30, 2024 Market Value ($000)
Vanguard Market Liquidity Fund	1,253	NA1	NA1	—	—	38	—	1,046
Vanguard Total Bond Market II Index Fund	22,081	34,313	168	(2)	734	1,035	—	56,958
Vanguard Total International Bond II Index Fund	9,434	14,836	—	—	76	600	—	24,346
Vanguard Total International Stock Index Fund	113,108	159,109	226	11	20,323	5,226	—	292,325
Vanguard Total Stock Market Index Fund	169,577	204,462	—	—	64,345	3,768	—	438,384
Total	315,453	412,720	394	9	85,478	10,667	—	813,059
1	Not applicable—purchases and sales are for temporary cash investment purposes.